UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 19, 2010
GASCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8 Inverness Drive East, Suite 100
Englewood, Colorado 80112
(Address of principal executive office)
(Registrant’s telephone number, including area code): (303) 483-0044
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On November 22, 2010, Gasco Energy, Inc. (the “Company”) issued a press release announcing that on November 19, 2010 it received notice that it has resolved its NYSE Amex LLC (“NYSE Amex”) continued listing deficiencies and is now in compliance with all NYSE Amex continued listing standards, as set forth in Item 8.01 below. A copy of the press release is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information presented herein under this Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.
Item 8.01 Other Events
     As previously disclosed, on June 25, 2009, the Company received a notice from the NYSE Amex, dated June 25, 2009, informing the Company that it did not meet certain of the continued listing standards of the NYSE Amex. Specifically, the notice stated that the Company was not in compliance with Section 1003(a)(i) of the NYSE Amex Company Guide, with stockholders’ equity of less than $2,000,000 and net losses in two of its three most recent fiscal years; and Section 1003(a)(ii) of the NYSE Amex Company Guide, with stockholders’ equity of less than $4,000,000 and net losses in three of its four most recent fiscal years. The Company was afforded the opportunity to submit a plan of compliance to the NYSE Amex addressing how the Company intended to regain compliance with Sections 1003(a)(i) and 1003(a)(ii) of the NYSE Amex Company Guide by December 27, 2010.
     The Company submitted its plan to the NYSE Amex on July 27, 2009, and provided supplemental information on August 25, 2009, advising the NYSE Amex of the actions it had taken, and planned to take, to attempt to bring the Company into compliance with the applicable listing standards by December 27, 2010. By letter dated September 15, 2009, the NYSE Amex notified the Company that it had accepted the Company’s plan and determined that, in accordance with Section 1009 of the NYSE Amex Company Guide, the Company had made a reasonable demonstration of its ability to regain compliance with Section 1003(a)(i) and 1003(a)(ii) of the NYSE Amex Company Guide by December 27, 2010. The NYSE Amex granted the Company an extension until December 27, 2010 to regain compliance with the continued listing standards of the Company Guide.
     On November 19, 2010 the NYSE Amex notified the Company that, on the basis of a review of publically available information, the Company had resolved its continuing listing deficiencies. The notice also stated that, as is the case for all listed issuers, the Company’s continued listing eligibility will be assessed on an ongoing basis. Further, the Company has become subject to the provisions of Section 1009(h) of the NYSE Amex Company Guide.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits:

99.1	Press Release dated November 22, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.
Date: November 23, 2010	By:	/s/ W. King Grant
		Name:	W. King Grant
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release dated November 22, 2010